UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2015

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2015, Mercer International Inc. (the “Company”, “we”, “our”) issued a press release announcing that, effective July 20, 2015: (i) Jimmy S. H. Lee will transition to Executive Chairman of the Board of Directors (the “Board”) from Chief Executive Officer (“CEO”), Chairman and President of the Company; (ii) David M. Gandossi will transition to CEO and President and become a director of the Company from Chief Financial Officer (“CFO”), Executive Vice President and Secretary; and (iii) David K. Ure, the Senior Vice-President, Finance, will concurrently become the CFO and Secretary of the Company.

A copy of the press release announcing the foregoing changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Appointment of Jimmy S.H. Lee as Executive Chairman

Mr. Lee, 58, has been the CEO, Chairman and President of the Company since 1992. Mr. Lee possesses particular knowledge and experience in finance and banking, credit markets, derivative risk management and international pulp markets. He holds a Bachelor of Science Degree in Chemical Engineering from the University of British Columbia, Canada.

In connection with Mr. Lee’s appointment as Executive Chairman, we amended his employment agreement to provide that:

•	Mr. Lee’s base salary will be reduced to €463,500 per year, subject to annual review;

•	Mr. Lee will be eligible to receive additional annual variable compensation from any bonus, profit sharing or incentive compensation programs, in an amount determined by the Board;

•	Mr. Lee will receive up to 100% of the maximum awards available to him under the Company’s long-term incentive plan; and

•	Mr. Lee’s term of office as Executive Chairman is indeterminate.

As Executive Chairman of the Board, Mr. Lee will, pursuant to our Corporate Governance Guidelines, be responsible for providing leadership and developing the Company’s overall corporate strategy, including the development of the Company’s overall strategic plan, capital markets activities and corporate development initiatives.

Appointment of David M. Gandossi as CEO, President and Director

Mr. Gandossi, 57, has been the CFO, Executive Vice President and Secretary at the Company since August 15, 2003. Since 2007, Mr. Gandossi has chaired the B.C. Pulp and Paper Task Force, a joint government industry and labor effort mandated to identify measures to improve the competitiveness of the British Columbia pulp and paper industry. He also participated in the Pulp and Paper Advisory Committee to the BC Competition Council and was a member of BC’s Working Roundtable on Forestry. He is currently a Director of FPInnovations and Chair of the FPI National Research Advisory Committee. Mr. Gandossi holds a Bachelor of Commerce Degree from the University of British Columbia and is a Fellow of the Institute of Chartered Accountants of British Columbia.

In connection with Mr. Gandossi’s appointment as CEO, President and a director of the Company, we amended his employment agreement to provide that:

•	Mr. Gandossi’s base salary will be CDN$590,000 per year, subject to annual review;

•	Mr. Gandossi will be eligible to receive additional annual variable compensation from any bonus, profit sharing or incentive compensation programs, in an amount determined by the Board;

•	effective July 1, 2015, as CEO, Mr. Gandossi will receive up to 100% of the maximum awards available to him under the Company’s long-term incentive plan; and

•	Mr. Gandossi’s term of office will be indeterminate.

As CEO, Mr. Gandossi will, pursuant to our Corporate Governance Guidelines, be responsible for the general supervision, management, organization, administration and operation of the Company and our subsidiaries. Mr. Gandossi will also be responsible for the execution of the strategic goals of the Company.

Appointment of David K. Ure as CFO

Mr. Ure, 48, has been the Senior Vice President of Finance at the Company since September 2013. Prior to serving as Vice President, Finance of Sierra Wireless Inc., Mr. Ure was Vice President, Controller at Mercer from 2006 to 2010. He has also served as Controller at various companies including Catalyst Paper Corp., Pacifica Papers Inc., and TrojanLitho, as well as CFO and Secretary of Finlay Forest Industries Inc. Mr. Ure has over fifteen years’ experience in the forest products industry. He holds a Bachelor of Commerce in Finance from the University of British Columbia, Canada and is a member of the Certified General Accountants’ Association of Canada.

In connection with Mr. Ure’s appointment, we amended his employment agreement to provide that:

•	Mr. Ure’s base salary will be CDN$350,000 per year, subject to annual review;

•	Mr. Ure will be eligible to receive additional annual variable compensation from any bonus, profit sharing or incentive compensation programs, in an amount determined by the Board;

•	effective July 1, 2015, as CFO, Mr. Ure will receive up to 67% of the maximum awards available to him under the Company’s long-term incentive plan; and

•	Mr. Ure’s term of office will be indeterminate.

As CFO, Mr. Ure will report to our CEO, who may vary the conditions, duties and services Mr. Ure will provide to us based on the operational and other needs of the Company. In addition, Mr. Ure will be expected to carry out such duties and functions as our CEO may request.

There are no family relationships among any of our current directors or executive officers, and none of Mr. Lee, Mr. Gandossi or Mr. Ure has a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing descriptions are qualified in their entirety by reference to the amended employment agreements attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, which are incorporated by reference into this Item 5.02. A copy of Mr. Ure’s existing employment agreement is attached hereto as Exhibit 10.4.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Jimmy S.H. Lee’s employment agreement, dated July 17, 2015.

10.2	Amendment to David M. Gandossi’s employment agreement, dated July 17, 2015.

10.3	Amendment to David K. Ure’s employment agreement, dated July 17, 2015.

10.4	Employment Agreement between David Ure and Mercer International Inc. dated August 12, 2013.

99.1	Press release dated July 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: July 20, 2015